UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) November 1, 2005



                           GENERAL MOTORS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On November 1, 2005, General Motors Corporation (GM) issued a news release announcing October 2005 sales. The release is as follows:

GM Reports 257,623 Deliveries in October
Launch Vehicles Continue to Build Sales Momentum
Saturn and HUMMER Post Sales Gains


DETROIT - General Motors dealers in the United States sold 257,623 new cars and trucks in October, down 23 percent from the same month a year ago. Car sales declined 12 percent and truck sales were off 30 percent.

"Although a slowdown after the record sales of the last several months was expected, October was a difficult month for us and the industry," said Mark LaNeve, GM North America vice president, Vehicle Sales, Service and Marketing. "On a positive note, we continue to see solid sales results for our launch vehicles, indicating that consumers recognize the overall value our products represent. We have committed to consumers that they will receive segment-leading value in every vehicle we manufacture, including industry-leading fuel economy, quality and vehicle features and benefits."

GM's new vehicles continue to post solid sales results. Small sport utility vehicle deliveries in October rose 29 percent with the addition of the Chevrolet HHR and Pontiac Torrent to the category. Torrent sales have improved each month since its August launch, with October sales 15 percent higher than September, despite constrained inventories. HHR continues to bring new customers into the GM family, with about half of HHR buyers trading in non-GM vehicles. A 17 percent sales increase for the new Saturn Vue also contributed to the positive sales results in the small utility category. Saturn sales in October were up 11 percent.

H3, the new mid-size HUMMER, continues to drive record sales for the division and broaden its appeal from a niche brand to a wider audience. About 70 percent of vehicles traded in by H3 buyers are non-GM models. HUMMER sales were up 129 percent compared to year-ago levels.

Pontiac G6 sales continue to build with October deliveries 135 percent greater than year-ago levels. Retail sales in October were up 111.5 percent.

The all-new 2006 Chevrolet Impala also is off to a fast sales start, with strong consumer demand for the Impala SS, with its small-block V8 engine, displacement-on-demand and 28 mpg fuel economy (highway). Impala retail sales in October were up 6 percent.

Cadillac DTS achieved its best sales since its launch, with 5,710 deliveries, a 50 percent improvement over September sales.

Certified Used Vehicles

October sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Used Cars from Saturn and Saab Certified Pre-Owned Vehicles, were 43,090 units, down 9 percent from last year. Total year-to-date certified GM sales are 445,555 units, up 1 percent from the same period last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted sales of 37,765 units, down 7 percent from the previous October. Year-to-date sales for GM Certified Used Vehicles are 379,534 units, up 3 percent from the same period in 2004.

Cadillac Certified Pre-Owned Vehicles posted October sales of 2,817 units, down 15 percent from last October. Cadillac Certified year-to-date sales are up 8.5 percent. Used Cars from Saturn in October sold 1,901 units, down 32 percent. Saab Certified Pre-Owned Vehicles sold 607 units, down nearly 14 percent.

"October was a challenging month, but GM Certified Used Vehicles continues to lead all manufacturers in the category," LaNeve said. "Calendar year-to-date sales are 3 percent ahead of last year's record performance. Looking ahead, we're confident that GM Certified will continue to set the pace for the certified segment for the remainder of the year."

GM North America Reports October 2005 Production; 2005 Fourth-Quarter Production Forecast Remains Unchanged

In October, GM North America produced 489,000 vehicles (174,000 cars and 315,000 trucks). This is up 36,000 units or 8 percent from October 2004, when the region produced 453,000 vehicles (159,000 cars and 294,000 trucks). Production totals include joint venture production of 29,000 vehicles in October 2005 and 23,000 vehicles in October 2004.

The region's 2005 fourth-quarter production forecast remains unchanged at 1.3 million vehicles (480,000 cars and 820,000 trucks). In the fourth quarter of 2004, the region produced 1.277 million vehicles (466,000 cars and 811,000 trucks).

GM also announced revised 2005 fourth-quarter production forecasts for its international regions:

GM Europe - GM Europe's revised 2005 fourth-quarter production forecast is 449,000 vehicles, down 9,000 units from last month's guidance. In the fourth quarter of 2004, GM Europe built 442,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 fourth-quarter production forecast is 446,000 vehicles, down 1,000 units from last month's guidance. In the fourth quarter of 2004, the region built 386,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2005 fourth-quarter production estimate is 190,000 vehicles, down 2,000 units from last month's guidance. In the fourth quarter of 2004, the region built 200,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 325,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. In 2004, GM sold nearly 9 million cars and trucks globally, up 4 percent and the second-highest total in the company's history. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               October                  January - October
-------------------------------------------------------------------------------
 Curr S/D:   26                          % Chg
 Prev S/D:   27         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Vehicle Total          257,623   346,058  -22.7   3,844,402   3,966,364   -3.1
-------------------------------------------------------------------------------
Car Total              114,665   135,062  -11.8   1,500,872   1,603,713   -6.4
-------------------------------------------------------------------------------
Truck Total            142,958   210,996  -29.6   2,343,530   2,362,651   -0.8
-------------------------------------------------------------------------------
Light Truck Total      138,882   207,135  -30.4   2,292,117   2,323,215   -1.3
-------------------------------------------------------------------------------
Light Vehicle Total    253,547   342,197  -23.1   3,792,989   3,926,928   -3.4
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
   Market Division
   Vehicle Total                                    Calendar Year-to-Date
                               October                January - October
-------------------------------------------------------------------------------
 Curr S/D:   26                          % Chg
 Prev S/D:   27         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Buick                   13,462    17,702  -21.0     244,078     266,881   -8.5
Cadillac                14,917    19,147  -19.1     197,717     188,592    4.8
Chevrolet              152,094   208,274  -24.2   2,272,218   2,316,471   -1.9
GMC                     24,258    45,111  -44.2     486,859     502,837   -3.2
HUMMER                   5,640     2,554  129.3      42,657      22,838   86.8
Oldsmobile                  55       630  -90.9       1,756      27,848  -93.7
Other - Isuzu            1,125     1,119    4.4      11,977      11,717    2.2
Pontiac                 28,565    33,056  -10.3     369,831     410,862  -10.0
Saab                     1,340     3,371  -58.7      33,486      32,286    3.7
Saturn                  16,167    15,094   11.2     183,823     186,032   -1.2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    106,928   125,158  -11.3   1,397,837   1,518,377   -7.9
-------------------------------------------------------------------------------
Light Truck            138,882   207,135  -30.4   2,292,117   2,323,215   -1.3
-------------------------------------------------------------------------------

 Twenty-six selling days for the October period this year and twenty-seven for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  October 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               October                  January - October
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       26         27
-------------------------------------------------------------------------------
Century                     58     2,264  -97.3       6,412      63,808  -90.0
LaCrosse                 5,161       619  765.8      79,159         619  ***.*
LeSabre                  1,321     7,607  -82.0      72,960     101,791  -28.3
Lucerne                    285         0  ***.*         285           0  ***.*
Park Avenue                 21       938  -97.7       2,134      15,749  -86.4
Regal                        6       337  -98.2         588      13,193  -95.5
      Buick Total        6,852    11,765  -39.5     161,538     195,160  -17.2
-------------------------------------------------------------------------------
CTS                      3,524     3,798   -3.6      50,427      46,862    7.6
DeVille                    250     5,024  -94.8      38,179      57,514  -33.6
DTS                      5,710         0  ***.*      13,579           0  ***.*
Eldorado                     0         0  ***.*           0           7  ***.*
Seville                      1       162  -99.4         135       3,225  -95.8
STS                      1,819     2,308  -18.2      28,367       3,542  700.9
XLR                        175       320  -43.2       3,276       3,067    6.8
     Cadillac Total     11,479    11,612    2.7     133,963     114,217   17.3
-------------------------------------------------------------------------------
Aveo                     5,864     5,275   15.4      61,089      43,563   40.2
Camaro                       0         0  ***.*           0         127  ***.*
Cavalier                   167     9,273  -98.1      18,742     172,554  -89.1
Classic                      1     5,809  ***.*      42,353      79,473  -46.7
Cobalt                  16,001         0  ***.*     182,332           0  ***.*
Corvette                 2,981     2,607   18.7      26,061      30,259  -13.9
Impala                  18,959    22,939  -14.2     201,238     242,391  -17.0
Malibu                  12,338    17,221  -25.6     175,229     144,558   21.2
Monte Carlo              4,719     4,411   11.1      27,563      48,723  -43.4
Prizm                        0         0  ***.*           0           5  ***.*
SSR                        353       707  -48.2       7,096       7,947  -10.7
    Chevrolet Total     61,383    68,242   -6.6     741,703     769,600   -3.6
-------------------------------------------------------------------------------
Alero                       49       321  -84.1       1,300      19,425  -93.3
Aurora                       0         5  ***.*          18         198  -90.9
Intrigue                     0         0  ***.*           0          55  ***.*
    Oldsmobile Total        49       326  -84.4       1,318      19,678  -93.3
-------------------------------------------------------------------------------
Bonneville                 295     1,842  -83.4       9,466      27,222  -65.2
Firebird                     0         0  ***.*           0         109  ***.*
G6                       9,440     4,167  135.3      98,027       5,091  ***.*
Grand Am                   219     7,119  -96.8      31,287     127,332  -75.4
Grand Prix              10,376    10,673    1.0     106,313     112,707   -5.7
GTO                        605     1,258  -50.1      10,018       9,487    5.6
Solstice                   807         0  ***.*       1,488           0  ***.*
Sunfire                    545     1,804  -68.6      24,366      29,367  -17.0
Vibe                     2,876     3,811  -21.6      57,393      51,340   11.8
     Pontiac Total      25,163    30,674  -14.8     338,358     362,655   -6.7
-------------------------------------------------------------------------------
9-2X                        15       334  -95.3       5,815       1,060  448.6
9-3                      1,051     2,356  -53.7      20,599      23,278  -11.5
9-5                        202       681  -69.2       5,514       7,948  -30.6
       Saab Total        1,268     3,371  -60.9      31,928      32,286   -1.1
-------------------------------------------------------------------------------
ION                      8,451     8,269    6.1      87,046      92,105   -5.5
Saturn L Series             20       803  -97.4       5,018      18,012  -72.1
Saturn S Series              0         0  ***.*           0           0  ***.*
      Saturn Total       8,471     9,072   -3.0      92,064     110,117  -16.4
-------------------------------------------------------------------------------
        GM Total       114,665   135,062  -11.8   1,500,872   1,603,713   -6.4
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     106,928   125,158  -11.3   1,397,837   1,518,377   -7.9
-------------------------------------------------------------------------------
GM Import                7,737     9,904  -18.9     103,035      85,336   20.7
-------------------------------------------------------------------------------
        GM Total       114,665   135,062  -11.8   1,500,872   1,603,713   -6.4
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  October 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               October                  January - October
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       26         27
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,852    11,765  -39.5     161,538     195,160  -17.2
Cadillac Total          11,479    11,612    2.7     133,963     114,217   17.3
Chevrolet Total         55,519    62,967   -8.4     680,614     726,037   -6.3
Oldsmobile Total            49       326  -84.4       1,318      19,678  -93.3
Pontiac Total           24,558    29,416  -13.3     328,340     353,168   -7.0
Saturn Total             8,471     9,072   -3.0      92,064     110,117  -16.4
     GM North America
       Total*          106,928   125,158  -11.3   1,397,837   1,518,377   -7.9
===============================================================================
Chevrolet Total          5,864     5,275   15.4      61,089      43,563   40.2
Pontiac Total              605     1,258  -50.1      10,018       9,487    5.6
Saab Total               1,268     3,371  -60.9      31,928      32,286   -1.1
     GM Import Total     7,737     9,904  -18.9     103,035      85,336   20.7
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             13,462    17,702  -21.0     244,078     266,881   -8.5
Cadillac Total          14,917    19,147  -19.1     197,717     188,592    4.8
Chevrolet Total        152,094   208,274  -24.2   2,272,218   2,316,471   -1.9
GMC Total               24,258    45,111  -44.2     486,859     502,837   -3.2
HUMMER Total             5,640     2,554  129.3      42,657      22,838   86.8
Oldsmobile Total            55       630  -90.9       1,756      27,848  -93.7
Other-Isuzu Total        1,125     1,119    4.4      11,977      11,717    2.2
Pontiac Total           28,565    33,056  -10.3     369,831     410,862  -10.0
Saab Total               1,340     3,371  -58.7      33,486      32,286    3.7
Saturn Total            16,167    15,094   11.2     183,823     186,032   -1.2
     GM Total          257,623   346,058  -22.7   3,844,402   3,966,364   -3.1
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  October 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               October                  January - October
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       26         27
-------------------------------------------------------------------------------
Rainier                    724     1,922  -60.9      13,429      19,802  -32.2
Rendezvous               4,559     4,011   18.0      51,496      51,915   -0.8
Terraza                  1,327         4  ***.*      17,615           4  ***.*
    Total Buick          6,610     5,937   15.6      82,540      71,721   15.1
-------------------------------------------------------------------------------
Escalade                 1,504     2,947  -47.0      25,814      29,745  -13.2
Escalade ESV               513     1,317  -59.5      11,507      12,421   -7.4
Escalade EXT               297       752  -59.0       6,869       8,031  -14.5
SRX                      1,124     2,519  -53.7      19,564      24,178  -19.1
  Total Cadillac         3,438     7,535  -52.6      63,754      74,375  -14.3
-------------------------------------------------------------------------------
Astro                      495     2,568  -80.0      18,641      28,183  -33.9
C/K Suburban(Chevy)      4,237     8,928  -50.7      74,310      98,676  -24.7
Chevy C/T Series            24        26   -4.1         216         312  -30.8
Chevy W Series             203       292  -27.8       2,285       2,159    5.8
Colorado                 6,132    10,917  -41.7     113,062      96,110   17.6
Equinox                  6,094    10,367  -39.0     113,651      61,374   85.2
Express Cutaway/G Cut    1,386     2,079  -30.8      16,092      17,372   -7.4
Express Panel/G Van      5,561     4,906   17.7      72,428      60,292   20.1
Express/G Sportvan       1,038     1,448  -25.6      17,190      15,802    8.8
HHR                      6,594         0  ***.*      25,370           0  ***.*
Kodiak 4/5 Series          829       826    4.2       8,877       7,114   24.8
Kodiak 6/7/8 Series        272       220   28.4       3,580       2,850   25.6
S/T Blazer                  82     1,182  -92.8       4,793      31,271  -84.7
S/T Pickup                   0       182  ***.*         148       9,816  -98.5
Tahoe                    6,347    12,966  -49.2     129,549     159,520  -18.8
Tracker                      4       631  -99.3         472      14,321  -96.7
TrailBlazer             13,910    26,489  -45.5     204,874     234,344  -12.6
Uplander                 5,642        32  ***.*      63,348          32  ***.*
Venture                     92     2,162  -95.6       6,872      62,912  -89.1
................................................................................
     Avalanche           2,469     5,715  -55.1      55,179      69,404  -20.5
     Silverado-C/K
       Pickup           29,300    48,096  -36.7     599,578     575,007    4.3
Chevrolet Fullsize
  Pickups               31,769    53,811  -38.7     654,757     644,411    1.6
................................................................................
  Chevrolet Total       90,711   140,032  -32.7   1,530,515   1,546,871   -1.1
-------------------------------------------------------------------------------
Canyon                   1,790     2,780  -33.1      30,857      21,634   42.6
Envoy                    5,469    11,185  -49.2      93,714     116,750  -19.7
GMC C/T Series              16        11   51.0         172         348  -50.6
GMC W Series               377       482  -18.8       5,169       4,426   16.8
Safari (GMC)                73       858  -91.2       3,287       7,028  -53.2
Savana Panel/G Classic   1,279     1,392   -4.6      17,876      16,556    8.0
Savana Special/G Cut       319       390  -15.1      10,693      16,225  -34.1
Savana/Rally               140       170  -14.5       1,850       2,053   -9.9
Sierra                   9,003    15,744  -40.6     196,374     176,679   11.1
Sonoma                       0        87  ***.*          66       3,212  -97.9
Topkick 4/5 Series         680       490   44.1      12,721       5,068  151.0
Topkick 6/7/8 Series       550       395   44.6       6,416       5,442   17.9
Yukon                    2,612     5,928  -54.2      62,806      73,989  -15.1
Yukon XL                 1,950     5,199  -61.1      44,858      53,427  -16.0
     GMC Total          24,258    45,111  -44.2     486,859     502,837   -3.2
-------------------------------------------------------------------------------
HUMMER H1                   21        25  -12.8         312         365  -14.5
HUMMER H2                1,158     2,529  -52.5      19,594      22,473  -12.8
HUMMER H3                4,461         0  ***.*      22,751           0  ***.*
   HUMMER Total          5,640     2,554  129.3      42,657      22,838   86.8
-------------------------------------------------------------------------------
Bravada                      5       115  -95.5         306       1,852  -83.5
Silhouette                   1       189  -99.5         132       6,318  -97.9
 Oldsmobile Total            6       304  -98.0         438       8,170  -94.6
-------------------------------------------------------------------------------
Other-Isuzu F Series       108        93   20.6       1,059       1,030    2.8
Other-Isuzu H Series         8         0  ***.*          47           0  ***.*
Other-Isuzu N Series     1,009     1,026    2.1      10,871      10,687    1.7
 Other-Isuzu Total       1,125     1,119    4.4      11,977      11,717    2.2
-------------------------------------------------------------------------------
Aztek                      147     1,266  -87.9       4,733      18,167  -73.9
Montana                     98     1,109  -90.8       3,540      30,033  -88.2
Montana SV6              1,478         7  ***.*      19,259           7  ***.*
Torrent                  1,679         0  ***.*       3,941           0  ***.*
   Pontiac Total         3,402     2,382   48.3      31,473      48,207  -34.7
-------------------------------------------------------------------------------
9-7X                        72         0  ***.*       1,558           0  ***.*
    Saab Total              72         0  ***.*       1,558           0  ***.*
-------------------------------------------------------------------------------
Relay                      941         0  ***.*      14,042           0  ***.*
VUE                      6,755     6,022   16.5      77,717      75,915    2.4
   Saturn Total          7,696     6,022   32.7      91,759      75,915   20.9
-------------------------------------------------------------------------------
     GM Total          142,958   210,996  -29.6   2,343,530   2,362,651   -0.8
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     141,598   209,596  -29.8   2,327,965   2,348,088   -0.9
-------------------------------------------------------------------------------
GM Import                1,360     1,400    0.9      15,565      14,563    6.9
-------------------------------------------------------------------------------
     GM Total          142,958   210,996  -29.6   2,343,530   2,362,651   -0.8
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *     138,882   207,135  -30.4   2,292,117   2,323,215   -1.3
-------------------------------------------------------------------------------
GM Import                    0         0  ***.*           0           0  ***.*
-------------------------------------------------------------------------------
     GM Total          138,882   207,135  -30.4   2,292,117   2,323,215   -1.3
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  October 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               October                  January - October
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)       26         27
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,610     5,937   15.6      82,540      71,721   15.1
Cadillac Total           3,438     7,535  -52.6      63,754      74,375  -14.3
Chevrolet Total         90,558   139,908  -32.8   1,528,854   1,545,599   -1.1
GMC Total               23,963    44,726  -44.4     482,506     499,205   -3.3
HUMMER Total             5,640     2,554  129.3      42,657      22,838   86.8
Oldsmobile Total             6       304  -98.0         438       8,170  -94.6
Other-Isuzu Total          213       228   -3.0       2,426       2,058   17.9
Pontiac Total            3,402     2,382   48.3      31,473      48,207  -34.7
Saab Total                  72         0  ***.*       1,558           0  ***.*
Saturn Total             7,696     6,022   32.7      91,759      75,915   20.9
    GM North America
      Totala*          141,598   209,596  -29.8   2,327,965   2,348,088   -0.9
-------------------------------------------------------------------------------
Chevrolet Total            153       124   28.1       1,661       1,272   30.6
GMC Total                  295       385  -20.4       4,353       3,632   19.9
Other-Isuzu Total          912       891    6.3       9,551       9,659   -1.1
    GM Import Total      1,360     1,400    0.9      15,565      14,563    6.9
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,610     5,937   15.6      82,540      71,721   15.1
Cadillac Total           3,438     7,535  -52.6      63,754      74,375  -14.3
Chevrolet Total         89,383   138,668  -33.1   1,515,557   1,534,436   -1.2
GMC Total               22,635    43,733  -46.3     462,381     487,553   -5.2
HUMMER Total             5,640     2,554  129.3      42,657      22,838   86.8
Oldsmobile Total             6       304  -98.0         438       8,170  -94.6
Pontiac Total            3,402     2,382   48.3      31,473      48,207  -34.7
Saab Total                  72         0  ***.*       1,558           0  ***.*
Saturn Total             7,696     6,022   32.7      91,759      75,915   20.9
    GM North America
      Ttoal*           138,882   207,135  -30.4   2,292,117   2,323,215   -1.3
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total              6,610     5,937   15.6      82,540      71,721   15.1
Cadillac Total           3,438     7,535  -52.6      63,754      74,375  -14.3
Chevrolet Total         89,383   138,668  -33.1   1,515,557   1,534,436   -1.2
GMC Total               22,635    43,733  -46.3     462,381     487,553   -5.2
HUMMER Total             5,640     2,554  129.3      42,657      22,838   86.8
Oldsmobile Total             6       304  -98.0         438       8,170  -94.6
Pontiac Total            3,402     2,382   48.3      31,473      48,207  -34.7
Saab Total                  72         0  ***.*       1,558           0  ***.*
Saturn Total             7,696     6,022   32.7      91,759      75,915   20.9
    GM Total           138,882   207,135  -30.4   2,292,117   2,323,215   -1.3
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 11/01/05



                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
-------------  ------------------- ------   -------   -----    ------
2005 Q4 #        480   820   1,300    449      190     446      2,385    14    69      398
   O/(U) prior
forecast:@         7    (7)      0     (9)      (2)     (1)       (12)    0     0        4
-------------  ------------------- ------   -------   -----    ------
=======================================================================================================


                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
      2001
1st Qtr.         580   634   1,214    538      138      51      1,941    18     9       NA
2nd Qtr.         638   726   1,364    491      165      64      2,084    13    16       NA
3rd Qtr.         574   664   1,238    373      146      74      1,832    11    15       NA
4th Qtr.         573   721   1,294    441      127      67      1,929     9    16       NA
               ----- -----   -----  -----      ---     ---      -----    --    --
       CY      2,365 2,745   5,110  1,842      575     256      7,786    51    56       NA

      2002
1st Qtr.         600   753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.         688   865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.         568   740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.         602   824   1,426    453      157      81      2,117    14    25       NA
               ----- -----   -----  -----      ---     ---      -----    --    --
       CY      2,458 3,182   5,640  1,770      561     307      8,278    59    73       NA

      2003
1st Qtr.         591   860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.         543   837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.         492   753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.         558   827   1,385    446      157     133      2,121    16    20       NA
               ----- -----   -----  -----      ---    ----      -----    --    --
       CY      2,184 3,277   5,461  1,818      547     420      8,246    74    85       NA

      2004
1st Qtr.         525   820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.         543   846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.         463   746   1,209    411      185     314      2,119    16    43      261
4th Qtr.         466   811   1,277    442      200     386      2,305    17    47      324
               ----- -----   -----  -----      ---   -----      -----    --   ---    -----
       CY      1,997 3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

      2005
1st Qtr.         470   713   1,183    502      185     335      2,205    16    51      287
2nd Qtr.         458   789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.         423   723   1,146    412      207     409      2,174    15    50      344
4th Qtr. #       480   820   1,300    449      190     446      2,385    14    69      398
               ----- -----   -----  -----      ---   -----      -----    --   ---    -----
      CY #     1,831 3,045   4,876  1,864      777   1,588      9,105    62   219    1,366

-------------  ------------------- ------   -------   -----     ------

See notes next page.

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  November 1, 2005              By:  /s/PETER R. BIBLE
                                          ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)